SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  November 20, 1998

(Date of earliest event reported)

Commission File No.:  33-80625

NationsLink Funding Corporation
Commercial Mortgage Pass- Through Certificates
Series 1998-1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2095713
52-2095714
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia , Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On November 20, 1998 a distribution was made to holders of NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  Commercial   Mortgage
  Pass-Through Certificates, Series 1998-1, relating to the November 20, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NationsLink Funding Corporation
                   Commercial Mortgage Pass- Through Certificates
                                Series 1998-1

December 3, 1998     by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

EX-99.1  Monthly   report   distributed   to  holders  of  Commercial   Mortgage
   Pass-Through  Certificates,  Series 1998-1,  relating to the November 20,
    1998  distribution